UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:  Managed Account Series

                                               BlackRock U.S. Mortgage Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55

             East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2018

Date of reporting period: 10/31/2017

Item 1 – Report to Stockholders

OCTOBER 31, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

Managed Account Series

➢	BlackRock U.S. Mortgage Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets Review

Dear Shareholder,

In the 12 months ended October 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big political surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. In contrast, closely watched elections in France, the Netherlands, and Australia countered the isolationist and nationalist political developments in the U.K. and the United States.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Consequently, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and further interest rate increases by the U.S. Federal Reserve (the “Fed”).

The market’s performance reflected reflationary expectations early in the reporting period, as investors began to sense that a global recovery was afoot. Thereafter, many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing short-term interest rates three times and setting expectations for additional interest rate increases. The Fed also began reducing the vast balance sheet reserves that had accumulated in the wake of the financial crisis. In October 2017, the Fed reduced its $4.5 trillion balance sheet by only $10 billion, while setting expectations for additional modest reductions and rate hikes in 2018.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) both continued to expand their balance sheets despite nascent signs of sustained economic growth. The Eurozone and Japan are both approaching the limits of central banks’ ownership share of debt issued by their respective governments, which is a structural pressure point that limits their capacity to deliver additional monetary stimulus. In October 2017, the ECB announced plans to cut the amount of its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus until the inflation rate rises to its target of 2.0%.

Emerging market growth also stabilized, as accelerating growth in China, the second largest economy in the world and the most influential of all developing economies, improved the outlook for corporate profits and economic growth across most developing nations. Chinese demand for commodities and other raw materials allayed concerns about the country’s banking system, leading to rising equity prices and foreign investment flows.

While escalating tensions between the United States and North Korea and our nation’s divided politics are significant concerns, benign credit conditions, modest inflation, solid corporate earnings, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

High valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017, particularly in emerging markets. In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2017
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	9.10%	23.63%
U.S. small cap equities (Russell 2000® Index)	8.01	27.85
International equities (MSCI Europe, Australasia, Far East Index)	10.74	23.44
Emerging market equities (MSCI Emerging Markets Index)	16.14	26.45
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.49	0.72
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.15	(2.98)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.58	0.90
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.22	1.80
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.44	8.92
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2017	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2017, the Fund’s Institutional and Investor A Shares outperformed the benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index, while the Fund’s Investor C Shares underperformed the benchmark.

What factors influenced performance?

The Fund’s out-of-benchmark allocations to securitized assets, specifically commercial mortgage-backed securities (“CMBS”), non-agency residential mortgage-backed securities (“RMBS”) and collateralized loan obligations (“CLOs”), were the largest contributors to performance. Duration and yield curve positioning further aided results, but these strategies were mainly used as a means to manage risk associated with the Fund’s investments in agency mortgage-backed securities (“MBS”). (Duration is a measure of interest-rate sensitivity.) Swap- and swaption-based strategies also contributed to performance, along with allocations to agency collateralized mortgage obligations (“CMOs”) and U.S. Treasuries.

Positioning with respect to 30-year agency MBS was the most significant detractor from the Fund’s performance during the period. Selection-based strategies within the segment lagged, mainly driven by underperformance of specified pool holdings. Allocation-based strategies within agency MBS detracted from performance as well, specifically a slight underweight to the asset class.

During the period, the Fund utilized derivatives including options, futures contracts and swaps, principally for the purpose of managing risk. On a net basis, the use of derivatives had a positive impact on Fund performance. The Fund’s higher cash balance at period end did not have a material impact on Fund performance.

Describe recent portfolio activity.

The Fund reduced its exposure to agency pass-throughs, while increasing exposure to agency CMOs. The Fund almost entirely sold its allocation to non-agency RMBS, while adding exposure to CMBS, specifically interest-only securities as well as floating rate single-asset/single-borrower paper. The Fund eliminated its underweight to duration and closed the period modestly overweight in duration relative to the benchmark.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund was positioned with a modestly higher duration. The Fund continues to hold a constructive view on agency MBS based on the potential for a return of overseas demand as concerns abate over the Fed’s tapering of its balance sheet and on the prospect for an investor reallocation away from credit toward MBS given the segment’s relative valuation and liquidity. The Fund maintained non-benchmark exposure to CMBS and CLOs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	88%
Non-Agency Mortgage-Backed Securities	8
Asset-Backed Securities	4

(a)	Total Investments exclude options purchased and short-term securities.
(b)	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
(c)	The investment advisor evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

CREDIT RATING
Credit Quality Allocation (b)	Percent of Total Investments (a)
AAA/Aaa (c)	93%
AA/Aa	2
BBB/Baa	1
BB/Ba	1
N/R	3

4	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2017 (continued)	BlackRock U.S. Mortgage Portfolio

Performance Summary for the Period Ended October 31, 2017

				Average Annual Total Returns (a)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yield	Unsubsidized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.83%	3.66%	1.34%	1.14%	N/A	2.82%	N/A	5.61%	N/A
Investor A	3.43	3.23	1.21	0.88	(3.15)%	2.54	1.71%	5.31	4.88
Investor C	2.83	2.62	0.83	0.23	(0.75)	1.78	1.78	4.54	4.54
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	1.15	0.53	N/A	1.99	N/A	4.03	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions on the redemption of Fund Shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical (a)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (05/01/17)	Ending Account Value (10/31/17)	Expenses Paid During the Period (b)	Ending Account Value (10/31/17)	Expenses Paid During the Period (c)

Institutional	$1,000.00	$1,013.40	$3.81	$2.28	$1,000.00	$1,021.42	$3.82	$1,022.94	$2.29
Investor A	1,000.00	1,012.10	5.07	3.55	1,000.00	1,020.16	5.09	1,021.68	3.57
Investor C	1,000.00	1,008.30	8.86	7.34	1,000.00	1,016.38	8.89	1,017.90	7.38

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.75% for Institutional, 1.00% for Investor A and 1.75% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
(c)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.70% for Investor A and 1.45% for Investor C), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2017 and held through October 31, 2017) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments (unaudited) October 31, 2017	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 7.3%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.94%, 09/15/26(a)(b)	USD	790	$798,702
Bsprt Issuer Ltd., Series 2017-FL1, Class A, 2.67%, 06/15/27(a)(b)(c)		870	872,088
CIFC Funding 2014-V Ltd., Series 2014-V, 2.75%, 01/17/27(a)(b)		3,300	3,318,187
CIFC Funding 2015-III Ltd., Series 2015-3A, Class A, 2.78%, 10/19/27(a)(b)		3,100	3,119,203
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 2A4, 2.14%, 11/25/34(b)		26	25,897
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, 2.52%, 08/15/30(a)(b)		1,000	1,006,699
Invitation Homes Trust(a)(b):
Series 2014-SFR2, Class A, 2.34%, 09/17/31		1,312	1,317,121
Series 2014-SFR3, Class A, 2.44%, 12/17/31		61	61,022
Series 2015-SFR1, Class A, 2.69%, 03/17/32		760	764,860
Series 2015-SFR2, Class A, 2.59%, 06/17/32		1,068	1,070,241
Series 2015-SFR3, Class A, 2.54%, 08/17/32		2,198	2,214,030
Litigation Fee Residual Funding LLC, Series 2015-1, 4.00%, 10/30/27(c)		620	617,048
Long Beach Mortgage Loan Trust, Series 2006-10, Class 2A2, 1.35%, 11/25/36(b)		12	5,843
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.71%, 11/22/25(a)(b)		1,300	1,312,196
Progress Residential Trust(a):
Series 2015-SFR2, Class A, 2.74%, 06/12/32		788	793,318
Series 2017-SFR1, Class A, 2.77%, 08/17/34		420	417,828
Scholar Funding Trust, Series 2011-A, Class A, 2.28%, 10/28/43(a)(b)		500	499,966
SMB Private Education Loan Trust, Series 2015-C, Class A3, 3.19%, 08/16/32(a)(b)		500	521,955
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 04/17/23		700	708,666

Total Asset-Backed Securities — 7.3% (Cost: $19,277,753)			19,444,870

Non-Agency Mortgage-Backed Securities — 12.7%

Collateralized Mortgage Obligations — 0.2%
Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 07/25/19		64	64,561
Series 2005-3CB, Class 1A4, 5.25%, 03/25/35		16	15,828
Banc of America Mortgage Trust, Series 2005-I, Class 2A5, 3.60%, 10/25/35(b)		309	293,762
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A6, 5.50%, 09/25/35		132	131,644
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21		44	41,151

			546,946
Commercial Mortgage-Backed Securities — 10.5%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2, 3.90%, 08/10/35(a)		370	391,949
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(a)(b)		930	894,722
Bancorp Commercial Mortgage Trust, Series 2016-CRE1, Class A, 2.67%, 11/15/33(a)(b)		327	327,540
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.74%, 07/05/33(a)(b)		1,400	1,404,293
CCRESG Commercial Mortgage Trust(a):
Series 2016-HEAT, Class A, 3.36%, 04/10/29		950	957,086
Series 2016-HEAT, Class D, 5.49%, 04/10/29(b)		720	727,949
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		3,108	3,182,017

Security	Par (000)		Value
Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 01/10/48(a)(b)	USD	340	$249,038
Chicago Skyscraper Trust, Series 2017-SKY, Class E, 4.54%, 02/15/30(a)(b)		2,990	3,019,790
Citigroup Commercial Mortgage Trust(b):
Series 2014-GC19, Class C, 4.90%, 03/10/47		667	706,055
Series 2016-C1, Class C, 4.95%, 05/10/49		430	453,419
CLNS Trust, Series 2017-IKPR, Class E, 4.74%, 06/11/32(a)(b)		385	386,446
Commercial Mortgage Trust:
Series 2014-TWC, Class A, 0.85%, 02/13/32(a)(b)		1,145	1,146,066
Series 2015-CR25, Class C, 4.55%, 08/10/48(b)		50	51,732
Series 2017-PANW, Class A, 3.24%, 11/10/34(a)		1,580	1,595,782
CSMC, Series 2016-MFF, Class A, 2.59%, 11/15/33(a)(b)		320	322,017
DBUBS Mortgage Trust, Series 2017-BRBK, Class A, 3.45%, 10/10/34(a)		710	732,326
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX, 3.38%, 12/15/34(a)(b)		1,500	1,510,555
GS Mortgage Securities Trust, Series 2015-GC32, Class D, 3.35%, 07/10/48		500	415,255
JP Morgan Chase Commercial Mortgage Securities Trust(a):
Series 2015-SGP, Class A, 2.94%, 07/15/36(b)		353	354,536
Series 2016-ATRM, Class D, 5.35%, 10/05/28		1,000	1,002,961
Series 2017-MAUI, Class E, 4.19%, 07/15/34(b)		2,270	2,277,820
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.65%, 03/15/50(a)(b)		970	950,962
LMREC, Inc., Series 2016-CRE2, Class A, 2.94%, 11/24/31(a)(b)		330	332,013
Olympic Tower Mortgage Trust(a)(b):
Series 2017-OT, Class D, 3.95%, 05/10/39		570	567,909
Series 2017-OT, Class E, 3.95%, 05/10/39		780	744,114
RAIT Trust, Series 2017-FL7, Class A, 2.19%, 06/15/37(a)(b)		810	810,401
Wells Fargo Commercial Mortgage Trust(b):
Series 2015-NXS3, Class C, 4.49%, 09/15/57		900	892,444
Series 2016-NXS5, Class D, 4.88%, 01/15/59		1,337	1,308,517
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class C, 3.77%, 09/15/57(b)		63	61,058

			27,776,772
Interest Only Commercial Mortgage-Backed Securities — 2.0%(b)
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, 0.90%, 09/15/48		976	52,223
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.76%, 05/10/58		2,936	318,834
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class XA, 0.93%, 09/15/50		1,090	76,704
Commercial Mortgage Trust, Series 2015-CR24, Class XA, 0.82%, 08/10/48		4,095	202,806
Core Industrial Trust(a):
Series 2015-CALW, Class XA, 0.81%, 02/10/34		10,760	327,688
Series 2015-TEXW, Class XA, 0.77%, 02/10/34		9,200	267,628
Series 2015-WEST, Class XA, 0.93%, 02/10/37		4,600	263,939
CSMC OA LLC, Series 2014-USA, Class X1, 0.55%, 09/15/37(a)		10,500	369,915
DBJPM 16-C1 Mortgage Trust, Series 2016-C1, Class XA, 1.50%, 05/10/49		4,466	421,927
JPMBB Commercial Mortgage Securities Trust, Series 2015-C27, Class XA, 1.36%, 02/15/48		9,928	619,108
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class XA, 1.03%, 03/15/50		22,805	1,621,656
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C18, Class XA, 0.93%, 10/15/47		579	17,657
Series 2016-C29, Class XA, 1.65%, 05/15/49		1,877	189,185

8	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2017	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA, 0.92%, 02/15/48	USD	9,457	$489,458

			5,238,728

Total Non-Agency Mortgage-Backed Securities — 12.7% (Cost: $33,111,309)			33,562,446

U.S. Government Sponsored Agency Securities — 150.9%

Collateralized Mortgage Obligations — 3.2%
Federal Home Loan Mortgage Corp.:
Series 4253, Class DZ, 4.75%, 09/15/43		659	729,003
Series 4398, Class ZX, 4.00%, 09/15/54		281	300,520
Federal Home Loan Mortgage Corp. Variable Rate Notes, Series 2411, Class FJ, (LIBOR USD 1 Month + 0.35%, 9.00% Cap, 0.35% Floor), 1.58%, 12/15/29(d)		7	6,642
Federal National Mortgage Association:
Series 2011-8, Class ZA, 4.00%, 02/25/41		1,309	1,380,618
Series 2017-87, Class UA, 3.50%, 12/25/44		1,300	1,344,078
Series 2017-69, Class HA, 3.00%, 06/25/46		2,666	2,702,222
Government National Mortgage Association:
Series 2009-122, Class PY, 6.00%, 12/20/39		150	164,573
Series 2014-12, Class ZA, 3.00%, 01/20/44		671	648,789
Series 2014-62, Class Z, 3.00%, 04/20/44		555	538,074
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.77%, 07/20/39(b)		627	719,259

			8,533,778
Interest Only Commercial Mortgage-Backed Securities — 0.9%
Federal Home Loan Mortgage Corp. Variable Rate Notes(b):
Series K718, Class X1, 0.64%, 01/25/22		1,029	23,248
Series KC01, Class X1, 0.71%, 12/25/22		4,133	94,957
Series K722, Class X1, 1.31%, 03/25/23		3,978	226,745
Series K041, Class X1, 0.55%, 10/25/24		5,109	168,535
Series K042, Class X1, 1.06%, 12/25/24		1,677	104,443
Series K064, Class X1, 0.61%, 03/25/27		5,891	285,297
Federal National Mortgage Association, Series 2013-10, Class PI, 3.00%, 02/25/43		1,551	189,525
Federal National Mortgage Association Variable Rate Notes(b):
Series 2012-M9, Class X1, 4.08%, 12/25/17		156	1
Series 2016-M4, Class X2, 2.69%, 01/25/39		2,613	305,220
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/22(a)(b)		71,456	244,715
Government National Mortgage Association Variable Rate Notes(b):
Series 2017-53, Class IO, 0.69%, 11/16/56		8,725	563,637
Series 2017-54, Class IO, 0.68%, 12/16/58		3,876	264,843

			2,471,166
Mortgage-Backed Securities — 146.8%
Federal Home Loan Mortgage Corp.:
2.50%, 09/01/27 — 11/15/32(e)		8,327	8,382,195
3.00%, 10/01/27 — 12/01/46(e)		21,754	21,937,699
3.50%, 11/15/32 — 03/01/47(e)(f)		21,162	21,841,286
4.00%, 01/01/40 — 11/15/47(e)(g)		12,126	12,801,564
4.50%, 01/01/19 — 12/15/47(e)		4,148	4,435,130
5.00%, 11/01/24 — 02/01/42		2,300	2,506,127
5.50%, 02/01/35 — 06/01/41		1,277	1,418,769
6.00%, 06/01/27 — 11/01/39		297	333,560
Federal National Mortgage Association:
1.25%, 11/13/17(f)		12,520	12,910,250
2.00%, 11/25/32(e)		900	882,281
2.50%, 09/01/27 — 11/25/47(e)		14,202	14,255,239
3.00%, 01/01/27 — 03/01/47(e)(f)		47,476	47,975,668
3.50%, 11/01/27 — 05/01/47(f)		37,530	38,929,674
4.00%, 04/01/26 — 08/01/47(f)		52,283	55,266,110

Security	Par (000)		Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (continued):
4.50%, 07/01/24 — 11/25/47(e)(f)	USD	21,453	$23,035,515
5.00%, 01/01/23 — 06/01/39(f)		3,736	4,074,985
5.06%, 09/01/44		117	128,195
5.50%, 06/01/24 — 03/01/40		1,849	2,059,542
6.00%, 12/01/32 — 09/01/40		1,944	2,185,862
6.50%, 09/01/36 — 05/01/40		332	376,476
Government National Mortgage Association:
1.27%, 11/20/17(f)		226	235,201
3.00%, 02/20/45(e)		21,278	21,529,844
3.50%, 12/20/41 — 10/20/46(e)(f)		29,176	30,284,148
4.00%, 04/20/39 — 12/15/47(e)(f)		45,663	48,059,418
4.50%, 09/20/39 — 11/20/44(f)		6,787	7,277,705
5.00%, 12/15/34 — 07/20/44(f)		3,803	4,182,541
5.50%, 07/15/38 — 12/20/41(f)		1,171	1,291,949
6.50%, 10/15/38 — 02/20/41(f)		461	525,521

			389,122,454

Total U.S. Government Sponsored Agency Securities — 150.9% (Cost: $400,587,820)			400,127,398

Total Long-Term Investments — 170.9% (Cost: $452,976,882)			453,134,714

	Shares

Money Market Funds — 11.7%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.98%(h)		30,899,346	30,899,346

Total Money Market Funds — 11.7% (Cost: $30,899,346)			30,899,346
Total Options Purchased — 0.1% (Cost: $227,153)			234,830

Total Investments Before TBA Sale Commitments — 182.7% (Cost: $484,103,381)			484,268,890

	Par (000)

TBA Sale Commitments — (52.8)%(e)

Mortgage-Backed Securities — (52.8)%
Federal Home Loan Mortgage Corp., 3.00%, 09/15/44	USD	363	(363,524)
Federal National Mortgage Association:
2.50%, 11/25/32		810	(813,670)
3.00%, 12/25/32 — 11/25/47		22,961	(23,253,970)
3.50%, 12/25/32 — 11/25/47		22,918	(23,628,428)
4.00%, 11/25/47 — 12/25/47		51,289	(53,827,174)
4.50%, 11/25/47		1,621	(1,733,204)
5.00%, 11/25/47		1,472	(1,597,909)
Government National Mortgage Association:
3.00%, 02/20/45 . . . . . . .		9,760	(9,875,518)
3.50%, 12/20/44 . . . . . . .		772	(800,920)
4.00%, 06/20/44 — 12/15/47 . . . . . . .		22,531	(23,652,552)
4.50%, 10/20/41 . . . . . . .		365	(386,900)

Total TBA Sale Commitments — (52.8)% (Proceeds: $140,028,925)			(139,933,769)

Total Investments Net of TBA Sale Commitments — 129.9% (Cost: $344,074,456)			344,335,121
Liabilities in Excess of Other Assets — (29.9)%			(79,230,363)

Net Assets — 100.0%			$265,104,758

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) October 31, 2017	BlackRock U.S. Mortgage Portfolio (Percentages shown are based on Net Assets)

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$2,050,976	$(8,547)
BNP Paribas Securities Corp.	4,870,603	(758)
Citigroup Global Markets, Inc.	(200,518)	(7,126)
Credit Suisse Securities (USA) LLC	9,499,812	(27,876)
Deutsche Bank Securities, Inc.	(4,723,954)	5,903
Goldman Sachs & Co.	(14,438,686)	10,597
Jefferies LLC	3,893,145	(6,251)
JP Morgan Securities LLC	(2,001,569)	1,999
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(15,809,897)	7,207
Mizuho Securities USA LLC	(7,779,402)	5,224
Morgan Stanley & Co. LLC	(865,033)	12,116
RBC Capital Markets, LLC	(822,406)	1,594
Wells Fargo Securities, LLC	933,104	1,654

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	All or a portion of security has been pledged as collateral in connection with outstanding TBA commitments.
(h)	Annualized 7-day yield as of period end.

10	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2017	BlackRock U.S. Mortgage Portfolio

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	$4,402,000	$4,405,210	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	16,362,000	16,373,931	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	2,208,000	2,209,610	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	3,451,000	3,453,516	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	3,686,000	3,688,688	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	3,527,000	3,529,572	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	1,895,000	1,896,382	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	2,083,000	2,084,519	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	2,953,000	2,955,153	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	1,965,000	1,966,433	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	3,497,000	3,499,550	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	2,828,000	2,830,062	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	4,728,000	4,731,448	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	4,145,000	4,148,022	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.25%	10/11/2017	11/13/17	3,787,000	3,789,761	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.27%	10/20/2017	11/20/17	4,138,000	4,139,752	U.S. Government Sponsored Agency Securities	Up to 30 days
Barclays Capital, Inc.	1.27%	10/20/2017	11/20/17	40,568,300	40,585,202	U.S. Government Sponsored Agency Securities	Up to 30 days

				$106,223,300	$106,286,811

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Treasury Ultra Bond	6	December 2017	$989	$8,787

Short Contracts
U.S. Treasury 2 Year Note	28	December 2017	6,030	4,555
U.S. Treasury 5 Year Note	147	December 2017	17,227	163,121
U.S. Treasury 10 Year Note	59	December 2017	7,371	(16,061)
U.S. Treasury Long Bond	8	December 2017	1,220	17,434

				$169,049

				$177,836

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)	Value
Put
Mid-Curve 2-Year Eurodollar	202	03/16/2018	USD	97.75	$49,364	$61,862

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) October 31, 2017	BlackRock U.S. Mortgage Portfolio

OTC Credit Default Swaptions Purchased

Description	Counterparty	Expiration Date	Exercise Rate	Received by the Trust		Paid by the Trust		Notional Amount (000)	Value
				Rate	Frequency	Rate	Frequency
Put
Buy Protection on 5-Year Credit Default Swaps, 06/20/2022	Bank of America NA	12/20/17	0.75%	CDX.NA.IG.28-V1	Quarterly	1.00%	Quarterly	$25,000	$4,953

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Expiration Date	Exercise Rate	Paid by the Fund		Received by the Fund		Notional Amount (000)	Value
				Rate	Frequency	Rate	Frequency
Put
6-Year Interest Rate Swap 10/18/2023	Citibank NA	10/16/2018	2.50%	2.50%	Semi-Annual	3 month LIBOR	Quarterly	$22,300	$168,015

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)	Value
Put
Mid-Curve 2-Year Eurodollar	202	03/16/2018	USD	97.50	$49,238	$(25,250)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)	Value
Call
Fidelity MSCI Financials Index ETF, 3.00%, 01/31/47	Credit Suisse International	614,000	11/06/2017	USD	101.63	$62,398	$(1)

Put
Fidelity MSCI Financials Index ETF, 3.00%, 01/31/47	Credit Suisse International	926,000	11/06/2017	USD	100.63	$93,179	$(5,783)

							$(5,784)

OTC Credit Default Swaptions Written

Description	Counterparty	Expiration Date	Exercise Rate	Received by the Trust		Paid by the Trust		Credit Rating	Notional Amount (000)	Value
				Rate	Frequency	Rate	Frequency
Put
Sold Protection on 5-Year Credit Default Swaps 06/20/2022	Bank of America NA	12/20/17	0.90%	CDX.NA.IG.28-V1	Quarterly	1.00%	Quarterly	NR	$25,000	$(3,449)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (%)	Frequency	Rate (%)	Frequency
3 month LIBOR plus 1.32	Quarterly	1.58	Semi-Annual	N/A	08/24/2019	USD	13,900	$(44,712)	$—	$(44,712)
3 month LIBOR plus 1.31	Quarterly	1.84	Semi-Annual	N/A	08/23/2022	USD	2,100	(20,308)	—	(20,308)
3 month LIBOR plus 1.32	Quarterly	1.88	Semi-Annual	N/A	09/18/2022	USD	1,300	(10,796)	—	(10,796)
3 month LIBOR plus 1.32	Quarterly	1.98	Semi-Annual	N/A	09/22/2022	USD	3,000	(11,635)	—	(11,635)
2.39	Semi-Annual	3 month LIBOR plus 1.31	Quarterly	N/A	04/24/2045	USD	400	15,829	—	15,829
2.38	Semi-Annual	3 month LIBOR plus 1.31	Quarterly	N/A	04/24/2045	USD	400	16,701	—	16,701
2.42	Semi-Annual	3 month LIBOR plus 1.31	Quarterly	N/A	04/24/2045	USD	380	12,488	—	12,488
2.42	Semi-Annual	3 month LIBOR plus 1.31	Quarterly	N/A	04/24/2045	USD	410	13,692	—	13,692
3 month LIBOR plus 1.30	Quarterly	2.83	Semi-Annual	N/A	07/10/2045	USD	1,550	91,444	—	91,444

								$62,703	$—	$62,703

12	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2017	BlackRock U.S. Mortgage Portfolio

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund (%)	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/2058	USD	13,750	$(16,170)	$64,965	$(81,135)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/2058	USD	3,000	(3,528)	84,783	(88,311)
CMBX.NA.9.BBB-	3.00	Monthly	J.P. Morgan Securities LLC	09/17/2058	USD	3,100	355,952	339,059	16,893
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/2063	USD	2,967	(16,966)	(3)	(16,963)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/2063	USD	2,967	(16,966)	(430)	(16,536)

							$302,322	$488,374	$(186,052)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/ Index	Financing Rate Received by the Fund (%)	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/2058	NR	USD	1,875	$(215,293)	$(205,077)	$(10,216)
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/2058	NR	USD	3,100	(355,953)	(371,101)	15,148
CMBX.NA.9.BBB-	3.00	Monthly	Goldman Sachs International	09/17/2058	NR	USD	1,250	(143,529)	(137,472)	(6,057)
CMBX.NA.10.BBB-	3.00	Monthly	Credit Suisse International	11/17/2059	NR	USD	2,745	(288,466)	(320,512)	32,046
CMBX.NA.10.BBB-	3.00	Monthly	Deutsche Bank AG	11/17/2059	NR	USD	250	(26,272)	(26,809)	537

								$(1,029,513)	$(1,060,971)	$31,458

(a)	Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit even take place as defined under the terms of the agreement.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Future Contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$193,897	$—	$193,897
Options purchased
Investments at value — unaffiliated(b)	—	4,953	—	—	229,877	—	234,830
Swaps — centrally cleared
Net unrealized appreciation(a)	—	—	—	—	150,154	—	150,154
Swaps — OTC
Net unrealized appreciation on OTC swaps; Swap premiums paid	—	553,431	—	—	—	—	553,431

	$—	$558,384	$—	$—	$573,928	$—	$1,132,312

Future Contracts
Net unrealized depreciation(a)	—	—	—	—	16,061	—	16,061
Options written
Options written, at value	—	3,449	5,784	—	25,250	—	34,483
Swaps — centrally cleared
Net unrealized depreciation(a)	—	—	—	—	87,451	—	87,451
Swaps — OTC
Net unrealized depreciation on OTC swaps; Swap premiums received	—	1,280,622	—	—	—	—	1,280,622

	$—	$1,284,071	$5,784	$—	$128,762	$—	$1,418,617

(a)	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) October 31, 2017	BlackRock U.S. Mortgage Portfolio

For the six months ended October 31, 2017, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(137,356)	$—	$(137,356)
Options purchased(a)	—	—	—	—	(10,274)	—	(10,274)
Options written	—	—	—	—	30,964	2,259	33,223
Swaps	—	(399,188)	—	—	282,485	—	(116,703)

	$—	$(399,188)	$—	$—	$165,819	$2,259	$(231,110)

Net Change in Unrealized Appreciation (Depreciation)
Futures contracts	$—	$—	$—	$—	$356,890	$—	$356,890
Options purchased(b)	—	—	—	—	52,101	—	52,101
Options written	—	(7,880)	932	—	(38,692)	—	(45,640)
Swaps	—	(195,517)	—	—	(179,243)	—	(374,760)

	$—	$(203,397)	$932	$—	$191,056	$—	$(11,409)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Future contracts:
Average notional value of contracts — long	$5,035,500
Average notional value of contracts — short	$47,444,500
Options:
Average value of option contracts purchased	$25,287,500
Average value of option contracts written	$26,598,000
Average notional value of swaption contracts purchased	$23,650,000
Average notional value of swaption contracts written	$12,500,000
Credit default swaps:
Average notional value — buy protection	$27,916,000
Average notional value — sell protection	$7,847,500
Interest rate swaps:
Average notional value — pays fixed rate	$9,015,000
Average notional value — receives fixed rate	$10,925,000

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Future contracts	$16,449		$—
Options	234,830	(a)	34,483
Swaps — Centrally cleared	22,084		—
Swaps — OTC(b)	553,431		1,280,622

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$826,794		$1,315,105

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(100,395)		(25,250)

Total derivative assets and liabilities subject to an MNA	$726,399		$1,289,855

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

14	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) October 31, 2017	BlackRock U.S. Mortgage Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America NA	$4,953	$(3,449)	$—	$—	$1,504
Citibank NA	168,015	—	—	—	168,015
Credit Suisse International	97,011	(97,011)	—	—	—
Deutsche Bank AG	15,685	(15,685)	—	—	—
JPMorgan Securities LLC	355,952	—	—	(355,952)	—
Morgan Stanley & Co. International PLC	84,783	(84,783)	—	—	—

	$726,399	(200,928)	$—	$(355,952)	$169,519

Counterparty	Derivative Liabilities Subject to MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Bank of America NA	$3,449	$(3,449)	$—	$—	$—
Credit Suisse International	407,431	(97,011)	—	—	310,420
Deutsche Bank AG	431,842	(15,685)	—	(410,000)	6,157
Goldman Sachs International	143,529	—	—	(143,529)	—
Morgan Stanley & Co. International PLC	303,604	(84,783)	—	—	218,821

	$1,289,855	$(200,928)	$—	$(553,529)	$535,398

(a)	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments
Asset-Backed Securities	$—	$17,955,734	$1,489,136	$19,444,870
Non-Agency Mortgage-Backed Securities(a)	—	33,562,446	—	33,562,446
U.S. Government Sponsored Agency Securities	—	400,127,398	—	400,127,398
Short-Term Securities	30,899,346	—	—	30,899,346
Options Purchased:
Credit contracts	—	4,953	—	4,953
Interest rate contracts	61,862	168,015	—	229,877
Liabilities:
TBA Sale Commitments	—	(139,933,769)	—	(139,933,769)

	$30,961,208	$311,884,777	$1,489,136	$344,335,121

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) October 31, 2017	BlackRock U.S. Mortgage Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (b)
Assets:
Credit contracts	$—	$64,624	$—	$64,624
Interest rate contracts	193,897	150,154	—	344,051
Liabilities:
Credit contracts	—	(222,667)	—	(222,667)
Equity contracts	—	(5,784)	—	(5,784)
Interest rate contracts	(41,311)	(87,451)	—	(128,762)

	$152,586	$(101,124)	$—	$51,462

(a)	See above Schedule of Investments for values in each security type.
(b)	Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the six months ended October 31, 2017, there were no transfers between Level 1 and Level 2.

See notes to financial statements.

16	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

October 31, 2017

BlackRock U.S. Mortgage Portfolio

ASSETS
Investments at value — unaffiliated (cost — $484,103,381)	$484,268,890
Cash pledged:
Collateral — OTC derivatives	820,000
Futures contracts	135,040
Centrally cleared swaps	199,150
Receivables:
Investments sold	76,669,699
TBA sale commitments	140,028,925
Capital shares sold	547,153
Interest — unaffiliated	1,018,785
From the Manager	57,144
Variation margin on futures contracts	16,449
Variation margin on centrally cleared swaps	22,084
Swap premiums paid	488,807
Unrealized appreciation on:
OTC swaps	64,624
Prepaid expenses	11,988
Other assets	2,078

Total assets	704,350,816

LIABILITIES
Bank overdraft	38,580
Cash received:
Collateral — OTC derivatives	400,000
Collateral — TBA commitments	35,000
Reverse repurchase agreements at value	106,286,811
TBA sale commitments at value (proceeds — $140,028,925)	139,933,769
Options written, at value (premiums received — $37,211)	34,483
Payables:
Capital shares redeemed	895,364
Income dividends	240,822
Investment advisory fees	56,785
Investments purchased	189,817,247
Officer’s and Trustees’ fees	3,863
Other accrued expenses	197,543
Service and distribution fees	25,169
Swap premiums received	1,061,404
Unrealized depreciation on:
OTC swaps	219,218

Total liabilities	439,246,058

NET ASSETS	$265,104,758

NET ASSETS CONSIST OF
Paid-in capital	$266,347,620
Distributions in excess of net investment income	(57,235)
Accumulated net realized loss	(1,537,043)
Net unrealized appreciation (depreciation)	351,416

NET ASSETS	$265,104,758

NET ASSET VALUE
Institutional — Based on net assets of $200,010,118 and 19,452,597 shares outstanding, unlimited number of shares authorized, $0.01 par value.	$10.28

Investor A — Based on net assets of $47,868,328 and 4,663,541 shares outstanding, unlimited number of shares authorized, $0.01 par value.	$10.26

Investor C — Based on net assets of $17,226,312 and 1,678,020 shares outstanding, unlimited number of shares authorized, $0.01 par value.	$10.27

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Operations  (unaudited)

Six Months Ended October 31, 2017

BlackRock U.S. Mortgage Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$5,433,350

Total investment income	5,433,350

EXPENSES
Investment advisory	572,201
Service and distribution — class specific	158,874
Transfer agent — class specific	120,126
Professional	39,857
Custodian	37,268
Accounting services	32,909
Officer and Trustees	11,470
Printing	9,660
Miscellaneous	50,103

Total expenses excluding interest expense	1,032,468
Interest expense	432,271

Total expenses	1,464,739
Less:
Fees waived by the Manager	(118,767)
Transfer agent fees reimbursed — class specific	(117,397)

Total expenses after fees and/or reimbursed	1,228,575

Net investment income	4,204,775

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,076,675
Foreign currency transactions	(23)
Futures contracts	(137,356)
Options written	33,223
Swaps	(116,703)

Net realized gain	855,816

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,283,514)
Futures contracts	356,890
Options written	(45,640)
Swaps	(374,760)

Net change in unrealized depreciation	(1,347,024)

Net realized and unrealized loss	(491,208)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,713,567

See notes to financial statements.

18	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio
	Six Months Ended 10/31/2017 (Unaudited)	Year Ended 04/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,204,775	$5,986,678
Net realized gain	855,816	510,099
Net change in unrealized appreciation (depreciation)	(1,347,024)	(1,482,037)

Net increase in net assets resulting from operations	3,713,567	5,014,740

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(3,487,808)	(6,607,625)
Investor A	(738,569)	(2,038,314)
Investor C	(212,903)	(474,935)

Decrease in net assets resulting from distributions to shareholders	(4,439,280)	(9,120,874)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(29,799,347)	(5,866,105)

NET ASSETS
Total decrease in net assets	(30,525,060)	(9,972,239)
Beginning of period	295,629,818	305,602,057

End of period	$265,104,758	$295,629,818

Undistributed (distributions in excess of) net investment income, end of period	$(57,235)	$177,270

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio
	Institutional
	Six Months Ended 10/31/2017 (Unaudited)		Year Ended April 30,
			2017		2016		2015	2014		2013
Net asset value, beginning of period	$10.31		$10.44		$10.55		$10.24	$10.37		$10.31

Net investment income(a)	0.16		0.21		0.24		0.23	0.24		0.20
Net realized and unrealized gain (loss)	(0.02)		(0.02)		(0.00	)(b)	0.33	(0.09)		0.34

Net increase from investment operations	0.14		0.19		0.24		0.56	0.15		0.54

Distributions:(c)
From net investment income	(0.17)		(0.32)		(0.27)		(0.25)	(0.28)		(0.29)
From net realized gain	—		—		(0.08)		—	—		(0.14)
From return of capital	—		—		—		—	(0.00	)(b)	(0.05)

Total distributions	(0.17)		(0.32)		(0.35)		(0.25)	(0.28)		(0.48)

Net asset value, end of period	$10.28		$10.31		$10.44		$10.55	$10.24		$10.37

Total Return:(d)
Based on net asset value	1.34	%(e)	1.80	%(f)	2.27%		5.50%	1.53%		5.39%

Ratios to Average Net Assets:
Total expenses	0.90	%(g)	0.59%		0.62%		0.65%	0.69%		0.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.75	%(g)	0.51%		0.55%		0.65%	0.68%		0.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and exclude interest expense	0.45	%(g)	0.47%		0.51%		0.65%	0.68%		0.61%

Net investment income	3.05	%(g)	2.04%		2.31%		2.18%	2.43%		1.93%

Supplemental Data:
Net assets, end of period (000)	$200,010		$222,745		$206,193		$195,169	$136,036		$204,546

Portfolio turnover rate(h)	660%		1,502%		2,669%		1,710%	1,809%		3,166%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.61%.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/2017 (Unaudited)	Year Ended April 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	362%	887%	2,104%	1,062%	1,150%	2,169%

See notes to financial statements.

20	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio
	Investor A
	Six Months Ended 10/31/2017 (Unaudited)		Year Ended April 30,
			2017		2016	2015	2014		2013
Net asset value, beginning of period	$10.29		$10.43		$10.53	$10.22	$10.35		$10.29

Net investment income(a)	0.14		0.18		0.21	0.20	0.22		0.14
Net realized and unrealized gain (loss)	(0.02)		(0.03)		0.01	0.33	(0.10)		0.37

Net increase from investment operations	0.12		0.15		0.22	0.53	0.12		0.51

Distributions:(b)
From net investment income	(0.15)		(0.29)		(0.24)	(0.22)	(0.25)		(0.27)
From net realized gain	—		—		(0.08)	—	—		(0.14)
From return of capital	—		—		—	—	(0.00	)(c)	(0.04)

Total distributions	(0.15)		(0.29)		(0.32)	(0.22)	(0.25)		(0.45)

Net asset value, end of period	$10.26		$10.29		$10.43	$10.53	$10.22		$10.35

Total Return:(d)
Based on net asset value	1.21	%(e)	1.43	%(f)	2.06%	5.22%	1.28%		5.08%

Ratios to Average Net Assets:
Total expenses	1.20	%(g)	0.91%		0.94%	0.95%	1.05%		0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00	%(g)	0.79%		0.85%	0.92%	0.94%		0.91%

Total expenses after fees waived and/or reimbursed and paid indirectly and exclude interest expense	0.70	%(g)	0.75%		0.81%	0.91%	0.93%		0.89%

Net investment income	2.80	%(g)	1.75%		2.04%	1.88%	2.22%		1.32%

Supplemental Data:
Net assets, end of period (000)	$47,868		$51,429		$77,652	$62,677	$28,262		$39,392

Portfolio turnover rate(h)	660%		1,502%		2,669%	1,710%	1,809%		3,166%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 1.23%.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/2017 (Unaudited)	Year Ended April 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	362%	887%	2,104%	1,062%	1,150%	2,169%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Mortgage Portfolio
	Investor C
	Six Months Ended 10/31/2017 (Unaudited)		Year Ended April 30,
			2017		2016	2015	2014		2013
Net asset value, beginning of period	$10.30		$10.43		$10.53	$10.22	$10.35		$10.29

Net investment income(a)	0.11		0.10		0.13	0.12	0.15		0.06
Net realized and unrealized gain (loss)	(0.02)		(0.02)		0.01	0.33	(0.10)		0.37

Net increase from investment operations	0.09		0.08		0.14	0.45	0.05		0.43

Distributions:(b)
From net investment income	(0.12)		(0.21)		(0.16)	(0.14)	(0.18)		(0.20)
From net realized gain	—		—		(0.08)	—	—		(0.14)
From return of capital	—		—		—	—	(0.00	)(c)	(0.03)

Total distributions	(0.12)		(0.21)		(0.24)	(0.14)	(0.18)		(0.37)

Net asset value, end of period	$10.27		$10.30		$10.43	$10.53	$10.22		$10.35

Total Return:(d)
Based on net asset value	0.83	%(e)	0.77	%(f)	1.30%	4.44%	0.52%		4.31%

Ratios to Average Net Assets:
Total expenses	1.95	%(g)	1.64%		1.66%	1.69%	1.84%		1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.75	%(g)	1.54%		1.60%	1.66%	1.68%		1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and exclude interest expense	1.45	%(g)	1.50%		1.56%	1.65%	1.67%		1.61%

Net investment income	2.04	%(g)	1.00%		1.29%	1.17%	1.46%		0.62%

Supplemental Data:
Net assets, end of period (000)	$17,226		$21,455		$21,757	$14,193	$7,196		$8,476

Portfolio turnover rate(h)	660%		1,502%		2,669%	1,710%	1,809%		3,166%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from a settlement of litigation, which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been 0.58%.
(g)	Annualized.
(h)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 10/31/2017 (Unaudited)	Year Ended April 30,
		2017	2016	2015	2014	2013
Portfolio turnover rate (excluding MDRs)	362%	887%	2,104%	1,062%	1,150%	2,169%

See notes to financial statements.

22	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Statement of Cash Flows.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and (iii)market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

24	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market — corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies or funds. There may not be a secondary market, and/ or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/ or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of mortgage pass-through securities Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended October 31, 2017, the BlackRock U.S. Mortgage Portfolio’s average amount of reverse repurchase agreements and the daily weighted average interest rate was $54,982,193 and 1.24%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

26	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following table is a summary of BlackRock U.S. Mortgage Portfolio’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Net Amount (b)
Barclays Capital, Inc.	$106,286,811	$(106,286,811)	—

(a)	Collateral with a value of $106,396,395 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•	Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•	Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

28	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.40%
$1 Billion — $3 Billion	0.38
$3 Billion — $5 Billion	0.36
$5 Billion — $10 Billion	0.35
Greater than $10 Billion	0.34

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fees	0.25%	0.25%
Distribution Fees	—	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended October 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total
Service and Distribution Fees	$62,263	$96,611	$158,874

Transfer Agent: For the six months ended October 31, 2017, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Total
$78,978	$29,724	$11,424	$120,126

Other Fees: For the six months ended October 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $370.

For the six months ended October 31, 2017, affiliates of the Fund received CDSCs as follows:

Investor A	Investor C	Total
$53	$834	$887

Expense Limitations, Waivers, and Reimbursements: The Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective August 28, 2017, the waiver became contractual through August 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2017, there were no fees waived by the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C
0.45%	0.70%	1.45%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through August 31, 2018, unless approved by the Board, including a majority of Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended October 31, 2017, the Manager waived $118,767 of investment advisory fees, which is included in fees waived by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as transfer agent fees reimbursed — class specific in the Statement of Operations. For the six months ended October 31, 2017, class specific expense reimbursements are as follows:

	Institutional	Investor A	Investor C	Total
Transfer Agent Fees Reimbursed	$76,880	$29,172	$11,345	$117,397

For the six months ended October 31, 2017, the Fund reimbursed the Manager $1,844 for certain accounting services, which is included in accounting services in the Statement of Operations.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended October 31, 2017, the Fund did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/ or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2017, purchases and sales of investments including paydowns, mortgage dollar rolls and excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$2,294,469,205	$2,439,710,774
U.S. Government Securities	—	—

For the six months ended October 31, 2017, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$1,037,024,703
Sales	$1,037,086,957

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2017, the Fund had a capital loss carryforward of $2,540,522, with no expiration dates, available to offset future realized capital gains.

As of October 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$484,108,937
Gross unrealized appreciation	2,716,868
Gross unrealized depreciation	(2,371,008)

Net unrealized appreciation (depreciation)	$345,860

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest

30	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2017, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/ or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/ or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/2017		Year Ended 4/30/2017
Institutional
Shares sold	3,855,290	$39,810,146	12,253,733	$126,692,658
Shares issued in reinvestment of distributions	222,802	2,298,777	445,316	4,620,345
Shares redeemed	(6,225,715)	(64,301,600)	(10,840,918)	(112,190,895)

Net increase (decrease)	(2,147,623)	$(22,192,677)	1,858,131	$19,122,108

Investor A
Shares sold	495,798	$5,110,914	2,649,867	$27,584,700
Shares issued in reinvestment of distributions	63,534	654,419	182,864	1,894,542
Shares redeemed	(891,586)	(9,188,331)	(5,285,209)	(54,496,248)

Net decrease	(332,254)	$(3,422,998)	(2,452,478)	$(25,017,006)

Investor C
Shares sold	65,351	$673,337	700,593	$7,292,467
Shares issued in reinvestment of distributions	19,772	203,684	45,454	470,391
Shares redeemed	(491,027)	(5,060,693)	(748,486)	(7,734,065)

Net increase (decrease)	(405,904)	$(4,183,672)	(2,439)	$28,793

Total Net Decrease	(2,885,781)	$(29,799,347)	(596,787)	$(5,866,105)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

32	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock U.S. Mortgage Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge(a); (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant

(a)	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	33

Disclosure of Investment Advisory Agreement  (continued)

performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

34	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board also noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on October 14, 2016.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	35

Trustee and Officer Information

Robert M. Hernandez, Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

John F. O’Brien, Trustee

Donald C. Opatrny, Trustee

Roberta Cooper Ramo, Trustee

Robert Fairbairn, Trustee

Henry Gabbay, Trustee

Lena G. Goldberg, Trustee

Henry R. Keizer, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Investment Adviser	Custodians
BlackRock Advisors, LLC Wilmington, DE 19809	JPMorgan Chase Bank, N.A. New York, NY 10179

Accounting Agent	The Bank of New York Mellon
JPMorgan Chase Bank, N.A.	New York, NY 10286
New York, NY 10179

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon Investment Servicing (US) Inc.	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Distributor
BlackRock Investments, LLC New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP New York, NY 10019

Address of the Fund
100 Bellevue Parkway Wilmington, DE 19809

36	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

ADDITIONAL INFORMATION	37

Additional Information  (continued)

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	2017 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-counter
TBA	To-Be-Announced

GLOSSARY OF TERMS USED IN THIS REPORT	39

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MAS-10/17-SAR

Item 2 –	Code of Ethics – During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors LLC’s (“Investment Advisor” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: January 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: January 5, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: January 5, 2018

4